CONSOLIDATED BALANCE SHEETS (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Accounts Receivable, Related Parties, Current	27,944	28,029
Deferred loan and senior notes costs, accumulated amortization	8,644	6,545
Accounts Payable, Related Parties, Current	7,447	11,221
Class A Common Stock
Common stock, shares authorized	10,000	10,000
Common stock, shares issued	100	100
Common stock, shares outstanding	100	100